SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           Winland Electronics, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:


[   ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                            WINLAND ELECTRONICS, INC.
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 14, 1998
                             -----------------------


TO THE SHAREHOLDERS OF WINLAND ELECTRONICS, INC.:

         The 1998 Annual Meeting of Shareholders of Winland Electronics, Inc. will be held at the Company's corporate offices located at 1950 Excel Drive, Mankato, Minnesota, at 7:00 p.m. on Thursday, May 14, 1998, for the following purposes:

         1. To set the number of members of the Board of Directors at seven (7).

         2. To elect members of the Board of Directors.

         3. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1997 Annual Report to Shareholders.

         Only shareholders of record as shown on the books of the Company at the close of business on March 23, 1998 will be entitled to vote at the 1998 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the 1998 Annual Meeting. Whether or not you plan to attend the 1998 Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help your Company avoid the unnecessary expense of further requests for proxies.

                                       BY ORDER OF THE BOARD OF DIRECTORS,


                                       W. Kirk Hankins, President
Dated:   March 30, 1998
         Mankato, Minnesota

                            WINLAND ELECTRONICS, INC.
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 14, 1998
                             -----------------------

         The accompanying Proxy is solicited by the Board of Directors of Winland Electronics, Inc. (the "Company") for use at the 1998 Annual Meeting of Shareholders of the Company to be held on Thursday, May 14, 1998, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the 1998 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of the Company or by filing a later dated written Proxy with an officer of the Company. Personal attendance at the 1998 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 1998 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

         The mailing address of the principal executive office of the Company is 1950 Excel Drive, Mankato, Minnesota 56001. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about March 30, 1998.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 23, 1998 as the record date for determining shareholders entitled to vote at the 1998 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 1998 Annual Meeting. At the close of business on March 23, 1998, there were 2,833,039 shares of the Company's Common Stock, par value $.01 per share, issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 1998 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.


               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of March 23, 1998 concerning the beneficial ownership of the Company's Common Stock by (i) the persons known by the Company to own more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee of the Company, (iii) the named executive officers in the Summary Compensation Table and (iv) all current executive officers and directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name (and Address of 5%                   Number of Shares            Percent
Owner) or Identity of Group               Beneficially Owned(1)     of Class (1)

W. Kirk Hankins                             281,443 (2)                  9.9%
1950 Excel Drive
Mankato, MN 56001

Lorin E. Krueger                            234,223 (3)                  8.2%
1950 Excel Drive
Mankato, MN 56001

Kirk P. Hankins                              64,000 (4)                  2.3%

S. Robert Dessalet                           22,000 (5)                  *

Thomas J. dePetra                             9,000 (6)                  *

David L. Ewert                                    0                      *

Peter D. Jones                                6,000 (7)                  *

Viola Rose Farland                          164,946 (8)                  5.8%
R.R. 5, Box 100
Mankato, MN 56001

Steven N. Bronson                           318,920 (9)                 11.1%
201 S. Biscayne Blvd., #2950
Miami, FL 33131

All Current Executive Officers              757,761 (10)                25.5%
and Directors as a Group
(10 Individuals)
---------------------

*        Less than 1% of the outstanding shares of Common Stock.

(1) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2) Includes 69,842 shares held by Mr. Hankins's spouse, which shares Mr. Hankins disclaims beneficial ownership of, and 19,500 shares which may be purchased by Mr. Hankins upon exercise of currently exercisable options.

(3) Includes 800 shares held by Mr. Krueger's spouse and 19,500 shares which may be purchased by Mr. Krueger upon exercise of currently exercisable options.

(4) Includes 11,000 shares which may be purchased by Mr. Hankins upon exercise of currently exercisable options.

(5) Includes 850 shares owned jointly by Mr. Dessalet and his spouse and 11,000 shares which may be purchased by Mr. Dessalet upon exercise of currently exercisable options.

(6) Includes 9,000 shares which may be purchased by Mr. de Petra upon exercise of currently exercisable options.

(7)      Represents shares held by Mr. Jones's spouse.

(8)      Represents shares held by Viola Rose Farland as a trustee of trusts.

(9) Includes 28,212 shares which may be purchased by Mr. Bronson upon exercise of a currently exercisable warrant.

(10) Includes 70,642 shares held by spouses of officers and directors, 850 shares held jointly with spouse of director, and 134,850 shares which may be purchased upon exercise of currently exercisable options.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. The Board of Directors unanimously recommends that the number of directors be set at seven and that seven directors be elected. Unless otherwise instructed, the Proxies will be so voted.

         Under applicable Minnesota law, approval of the proposal to set the number of directors at seven and the election of the nominees to the Board of Directors require the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees, except David Ewert and Peter Jones, are members of the present Board of Directors. If, prior to the 1998
Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 1998 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

Name and Age of                  Current Position                       Director
Director/Nominee       Age       with the Company                         Since

W. Kirk Hankins        70        Chairman of the Board, President,         1983
                                 Chief Executive Officer and
                                 Chief Financial Officer
Lorin E Krueger        42        Senior Vice President of                  1978
                                 Operations and Director
Kirk P. Hankins        36        Vice President of Marketing               1990
                                 and Director
S. Robert Dessalet     65        Director                                  1985
Thomas J. de Petra     51        Director                                  1994
David L. Ewert         47        Director Nominee                          N/A
Peter D. Jones         39        Director Nominee                          N/A


         W. Kirk Hankins has served as Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company since December 1983 and as President of the Company since April 1985. Mr. Hankins served as President, Chairman and Chief Financial Officer of Playtronics Corporation from 1985 until March 1990, when Playtronics merged into the Company. He was Associate Professor of Accounting at Mankato State University and owner and operator of a management consulting firm from 1976 to 1984. W. Kirk Hankins is the father of Kirk P. Hankins, a director and Vice President of Marketing, and Kimberley E.
Kleinow, Vice President of Procurement and Materials.

         Lorin E. Krueger has served as Senior Vice President of Operations of the Company since March 1987 and as Secretary of the Company since 1983. Mr. Krueger has been an employee of the Company since 1976 and served as its Vice President from January 1977 to March 1987.

         Kirk P. Hankins has served as Vice President of Marketing of the Company since April 1989. Mr. Hankins served as Secretary of Playtronics from October 1985 until March 1990, when Playtronics merged into the Company, and as Vice President of Playtronics from October 1985 until April 1989. From 1984 to 1985, Mr. Hankins was the Marketing Manager of the Company. Kirk P. Hankins is the son of W. Kirk Hankins, Chairman, President, Chief Executive Officer and Chief Financial Officer, and the brother of Kimberley E. Kleinow, Vice President of Procurement and Materials.

         S. Robert Dessalet has been self-employed as a management consultant since January 1997. From September 1996 to January 1997, he served as Vice President-Finance and Administration of Rimage Corporation, a manufacturer of computer software duplication and finishing systems. He served as Vice President-Finance and Administration of Dunhill Software Services, Inc., a software duplication company, from May 1994 to September 1995. Mr. Dessalet was a consultant for Dessalet & Associates, a business consulting firm, from January 1993 to May 1994. He was employed by National Poly Products, Inc., a producer of polyethylene packaging film in Mankato, Minnesota, from June 1968 to January 1993 in various capacities including Chief Financial Officer.

         Thomas J. de Petra has served as Chief Operating Officer of Illuminated Media Inc., a Minneapolis advertising company, since October 1997. From February 1996 to June 1997, Mr. de Petra served as Chief Executive Officer and as a director of Nortech Forest Technologies, Inc., a manufacturer of animal repellents, and continued providing full-time services as a consultant until October 1997. Mr. de Petra was a management consultant to Minnesota-based manufacturing companies from June 1993 to February 1996, and he was Chief Information Officer of IDC Holdings, Ltd. from June 1993 to November 1994. Mr. de Petra was President and owner of DePetra & Associates, Inc., a financial communications firm, formerly known as First Financial Investor Relations, Inc., from August 1986 to October 1993.

         David L. Ewert has served as President of Jones Metal Products, Inc. since April 1997, prior to which he served in various capacities, including Vice President, Treasurer and Controller, since he joined Jones Metal Products in August 1973. Mr. Ewert has also served as Accounting Manager for Katolight
Corporation since 1991. From 1972 to December 1973, Mr. Ewert was a Staff Accountant with Frentz, Lieske and Rogers, a public accounting firm.

         Peter D. Jones has served as President of Crysteel Mfg., a national manufacturer of truck bodies and related equipment located in Lake Crystal, Minnesota, since January 1994. From 1988 through 1993, Mr. Jones served as Vice President of Sales and Marketing for Crysteel and as its National Sales Manager from 1986 through 1988.


                          BOARD AND COMMITTEE MEETINGS

         During fiscal 1997, the Board of Directors held five formal meetings. Each director attended 100% of the meetings of the Board and the committees on which such director served during 1997.

         The Company's Board of Directors has three standing committees, the Audit Committee, Compensation Committee and Stock Option Committee. The Company does not have a nominating committee.

         The Audit Committee members are S. Robert Dessalet and Thomas J. de Petra. This committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. During 1997, the Audit Committee met once.

         The Compensation Committee members are S. Robert Dessalet and Thomas J. de Petra. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. During 1997, the Compensation Committee met three times.

         The Stock Option Committee members are S. Robert Dessalet and Thomas J. de Petra. This committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of the Company's Stock Option Plans. The Stock Option Committee did not meet during 1997, but it took action by unanimous written consent three times.


                        EXECUTIVE OFFICERS OF THE COMPANY

         The name and ages of all of the Company's executive officers and the positions held by them are listed below.

       Name                 Age      Position

W. Kirk Hankins             70       Chairman of the Board, President,
                                     Chief Executive Officer and Chief
                                     Financial Officer

Lorin E. Krueger            42       Senior Vice President of Operations,
                                     Secretary and Director

Kirk P. Hankins             36       Vice President of Marketing and Director

Thomas E. Brockman          41       Vice President of Engineering

Terry E. Treanor            35       Vice President of Manufacturing

Kimberley E. Kleinow        30       Vice President of Procurement and Materials


         The business  experience of W. Kirk Hankins,  Lorin E. Krueger and Kirk
P. Hankins is set forth in the section of this Proxy Statement entitled Election of Directors.

         Thomas E. Brockman joined the Company in September 1993 as Manager of Engineering and was elected as Vice President of Engineering on May 23, 1994. From August 1989 to September 1993, Mr. Brockman served as Manager of Electronics for Hiniker Company, a Mankato based agricultural equipment manufacturer. Prior to 1989, Mr. Brockman served as Manager of Test and Development for Continental Machines Inc., a manufacturer of power tools and equipment.

         Terry E. Treanor joined the Company in July 1994 and was elected as Vice President of Manufacturing on June 28, 1996, prior to which he served in various capacities, including Quality Assurance Manager and Operations Manager. Mr. Treanor was employed by Onan Corp., a power generation company, from January 1985 until July 1994, serving most recently as Supplier Quality Engineer.

         Kimberley E. Kleinow joined the Company in October 1991 and was elected as Vice President of Procurement and Materials on December 22, 1997, prior to which she served as Director of Materials from November 1996 to December 1997 and as Purchasing Manager from October 1991 to November 1996. Kimberley Kleinow is the daughter of W. Kirk Hankins and the sister of Kirk P. Hankins, both of whom are officers and directors of the Company.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Chief Executive Officer and to the only other executive officer whose total annual salary and bonus earned or accrued exceeded $100,000 during fiscal year 1997.


                                                                                Long Term Compensation
                                                                                Awards              Payouts
                                        Annual Compensation
                                                                        Restricted                   LTIP       All Other
Name and Principal       Fiscal                                           Stock                     Payouts   Compensation
Position                  Year    Salary ($)   Bonus ($)   Other ($)    Awards ($)     Options        ($)        ($)(1)
-------------------------------   ----------   ---------   ---------    ----------     -------     ---------  ------------

W. Kirk Hankins,          1997       122,472    75,521         --           --            --          --          3,167
  Chief Executive         1996       113,000    49,105         --           --            --          --          3,021
  Officer, President,     1995       105,000      --           --           --          22,000        --          2,829
  and Chief Financial
  Officer

Lorin E. Krueger,         1997        90,979    63,098         --           --            --          --          3,167
  Senior Vice President   1996        84,240    40,405         --           --            --          --          1,868
  of Operations and       1995        78,000      --           --           --          22,000        --          1,469
  Secretary
----------------

(1) Represents contribution to the Company's 401(k) Plan for executive officer's benefit.



Option Grants During 1997 Fiscal Year

         No stock options were granted during fiscal 1997 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.




Option Exercises During 1997 Fiscal Year and Fiscal Year-End Option Values

         The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 1997 and the number and value of options at December 31, 1997. The Company does not have any outstanding stock appreciation rights.


                                                                                                   Value of
                                                                     Number of                    Unexercised
                                                                    Unexercised                  In-the-Money
                                                                     Options at                   Options at
                                Shares                           December 31, 1997             December 31, 1997
                               Acquired           Value             Exercisable/                 Exercisable/
Name                          on Exercise      Realized(1)         Unexercisable                 Unexercisable

W. Kirk Hankins                   --               --            17,000 exercisable                   (2)
                                                                5,000 unexercisable

Lorin E. Krueger                25,440           $64,999         17,000 exercisable                   (2)
                                                                5,000 unexercisable

------------------

(1) Value is calculated on the basis of the difference between the option exercise price and the closing sale price for the Company's Common Stock on the date of exercise as quoted by the Nasdaq SmallCap Market, multiplied by the number of shares of Common Stock to which the exercise relates.

(2) The option exercise price exceeds the $2.50 closing sale price for the Company's Common Stock on December 31, 997 as quoted by the Nasdaq SmallCap Market.


Compensation to Directors

         The outside directors are paid $500 for attendance at each Board meeting and $250 for each committee meeting, plus expenses. All directors also received a $500 gift certificate for travel services at the end of the year. In addition, the Company's 1997 Stock Option Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who is elected for the first time as a director is granted a nonqualified option to purchase 3,000 shares of Common Stock. Each Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a nonqualified option to purchase 3,000 shares of Common Stock. No director shall receive more than one option pursuant to the formula plan in any one fiscal year. All options granted pursuant to these provisions are granted at a per share exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, and they are immediately exercisable and expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) five (5) years after the date of grant. In the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised at any time within six (6) months of the death of such Non-Employee Director or until the date on which the option, by its terms, expires, whichever is earlier.

Employment Agreements and Termination of Employment Arrangements

         The Company entered into an Employment Agreement dated May 15, 1995 with W. Kirk Hankins, President, Chief Executive Officer and Chief Financial Officer, which agreement's initial term expired December 31, 1997, with additional one-year terms thereafter, unless either party gives notice to the other party 60 days prior to the end of such term that such party wishes to terminate the agreement. The agreement provided for an annual base salary of $122,472 for 1997 and has been automatically renewed for an additional one-year term ending December 31, 1998 with a base salary of $135,000. Mr. Hankins is entitled to receive an annual bonus consisting of stock options and/or a cash payment at the sole discretion of the Compensation Committee. If Mr. Hankins terminates his employment for good reason during the two years following a change in control of the Company, he is entitled to an amount equal to the salary and bonus paid to him for the two fiscal years preceding such termination, which amount shall be paid in 24 equal monthly installments. Mr. Hankins has agreed that, during the two-year period following the termination of his employment, except following a change of control as hereinbefore described, he will not (i) compete with the Company, (ii) solicit or communicate with the Company's customers or (iii) solicit any of the Company's employees to leave the Company.

         The Company entered into an Employment Agreement dated May 15, 1995 with Lorin E. Krueger, Senior Vice President of Operations. The agreement provided for an annual base salary of $90,979 for 1997 and has been automatically renewed for an additional one-year term ending December 31, 1998 with a base salary of $102,000. All other terms of the agreement with Mr. Krueger are identical to the terms of the agreement with W. Kirk Hankins described above.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1997, all executive officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements, except that Mr. Krueger reported an option exercise late on a Form 5 that was timely filed and Mr. Bronson failed to report one transaction, which transaction was reported on a Form 5 that was not timely filed.


                          INDEPENDENT PUBLIC ACCOUNTANT


         Ahern Montag & Vogler, Ltd. has served as the Company's independent auditors since September 1991, when William B. Montag, the Company's independent auditor from 1983 until that date, joined Ahern Montag & Vogler, Ltd. Mr. Montag, or another representative of Ahern Montag & Vogler, Ltd., is expected to be present at the 1998 Annual Meeting and will be given an opportunity to make a statement regarding financial and accounting matters of the Company, if he so desires, and will be available to respond to appropriate questions from the Company's shareholders. The Company is considering changing its independent accountants and therefore has not selected an accountant for the current fiscal year. There is no disagreement between the Company and Ahern Montag & Vogler, Ltd.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the 1998 Annual Meeting. If any other matter properly comes before the 1998 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 Annual Meeting must be received by the Company by November 30, 1998 to be included in the Company's proxy statement and related proxy for the 1999 Annual Meeting.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.


                                   FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE PRESIDENT OF WINLAND ELECTRONICS, INC., 1950 EXCEL DRIVE, MANKATO, MINNESOTA 56001. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 23, 1998, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 1997 ANNUAL MEETING OF SHAREHOLDERS.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            W. Kirk Hankins, President

Dated:  March 30, 1998

                            WINLAND ELECTRONICS, INC.
                               ------------------

                                      PROXY
                   for Annual Meeting to be held May 14, 1998
                               ------------------

The undersigned hereby appoints W. KIRK HANKINS and LORIN E. KRUEGER, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Winland Electronics, Inc. registered in the name of the undersigned at the 1998 Annual Meeting of Shareholders of the Company to be held at the Company's corporate offices located at 1950 Excel Drive, Mankato, Minnesota at 7:00 p.m., on Thursday, May 14, 1998, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

The Board of Directors recommends that you vote "FOR" each proposal.

1.   Set the number of directors at seven (7).

                  [ ] FOR        [ ] AGAINST           [ ] ABSTAIN

2.   Elect Directors.  Nominees:    W. Kirk Hankins         Kirk P. Hankins
                                    Lorin E. Krueger        Thomas J. de Petra
                                    S. Robert Dessalet      David L. Ewert
                                                 Peter D. Jones

       [ ]  FOR all nominees listed above      [ ] WITHHOLD  AUTHORITY  to
            (except those whose names have         vote for all nominees
            been written on the line below)        listed above.

                ------------------------------------------------

3. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                    Date: ______________________________,  1998

                                    ___________________________________________

                                    ___________________________________________

                                    PLEASE  DATE AND SIGN ABOVE  exactly as name
                                    appears  at  the  left,  indicating,   where
                                    proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.